Semiannual Report

                            INTERNATIONAL STOCK FUND

                                 APRIL 30, 2001

                                 T. ROWE PRICE

REPORT HIGHLIGHTS
-----------------
INTERNATIONAL STOCK FUND
------------------------
o International markets continued to decline during the past six months as plunging growth stocks overwhelmed gains in the value sectors.

o Fund performance trailed both the MSCI EAFE Index and the Lipper average for similar funds due primarily to the fund's emphasis on growth stocks in an environment favoring value shares.

o Weakness was widespread throughout most international markets, although currency appreciation versus the dollar helped trim losses in some areas.

o Your fund has delivered an attrac-tive return since its inception in 1980, and we believe shareholders will continue to be rewarded over the long term.

UPDATES AVAILABLE
-----------------
     For updates on T. Rowe Price funds following the end of each calendar quarter, please see our Web site at www.troweprice.com.

FELLOW SHAREHOLDERS
-------------------
     International stock markets weakened during the six months ended April 30, 2001, as growth stocks corrected sharply, overwhelming the gains achieved by cyclical and value shares. The declines in the technology hardware and telecom sectors were particularly steep, while the materials and energy industries performed best. More defensive consumer staples and utilities stocks were flat over the period.

PERFORMANCE COMPARISON
----------------------
Periods Ended 4/30/01                     6 Months     12 Months
-----------------------------------------------------------------
International Stock Fund                   -10.43%       -19.75%
 .................................................................
MSCI EAFE Index                             -7.98        -16.17
Lipper International
Funds Average                               -9.48        -18.18
 .................................................................

     Fund performance during the 6- and 12-month periods trailed both the MSCI EAFE Index and the Lipper average for similar funds. In an environment strongly favoring value stocks, the fund's concentration on growth shares hurt its relative performance. After rising at a tremendous rate, demand for telecom and technology products slowed, disappointing investors and pushing share prices lower. International economic growth continued to decelerate but remained healthy outside of Japan, where weaker technology orders hurt exports and consumer demand stayed poor.

     We realize the past couple of years have been a difficult period for investors in international stock markets. Except for brief periods, the current cycle of foreign stocks trailing the performance of U.S. stocks started in early 1995 (see graph on page 2). The historic pattern suggests, however, that this period could be followed by superior performance in the future--although it is impossible to predict when a definitive change in leadership will occur.

A chart showing the current cycle of foreign stocks trailing the performance of U.S. stocks from 1970 - 2000.

     At the end of April, Europe represented 67% of net assets, up from 63% in October. Within Europe, the U.K. remained the largest country exposure at 22% of net assets. We had 18% invested in Japan, unchanged since October. In the Far East, the weighting rose from 5% to 7%, while in Latin America 3% of the portfolio was split between Mexico and Brazil. The fund is underweighted in Europe and Japan relative to the MSCI EAFE Index and overweighted in the Far East and Latin America. The changes in regional allocations resulted from differences in the relative performance of each region (see table on page 4), as well as from transactions. Purchases included financial and commercial services companies, which are restructuring to raise returns, and also inexpensively valued telecoms with attractive growth rates. We reduced holdings that had risen to their target valuations, some telecoms facing regulatory change or increasing competition, and selected technology stocks that we perceived to be most vulnerable to falling telecom sector demand.

EUROPE
------
     Value stocks led European markets, with automobile and materials (chemicals, paper, metal) companies strongest, followed by energy groups. Technology and telecom growth stocks fell heavily, and country performance reflected sector results. For example Spain, where there are no major technology stocks and where telecoms were far stronger than their sector peers across
Europe, was the region's best-performing major market. Sweden and Finland declined most due to technology giants LM Ericsson and Nokia spiraling downward. The steep overall correction in telecom stocks impeded stock market returns in Germany, France, and the U.K.

    The following table was depicted as a pie chart in the printed material.

                        Far East                  7%
                        Other and Reserves        5%
                        Europe                   67%
                        Latin America             3%
                        Japan                    18%

                      Based on net assets as of 4/30/01.

     o    Telecoms

     High debt burdens and delays of next-generation technologies hurt the performance of this sector. Telecom companies' debt levels had risen due to their investments in new services, and many of those with the highest debt loads either issued new bonds or proposed divesting assets to raise funds. News that third-generation services, anticipated in 2002, would not be generally available until 2004 hurt the outlook for telecom operators because of the delay in expected revenues. Encouragingly, telecom companies did take steps to reduce costs by proposing to share their third-generation network infrastructure with other operators and by putting an end to price wars. During the period, Vodafone acquired a stake in a Japanese firm. Portugal Telecom and Telefonica of Spain announced plans to merge their Brazilian businesses. If approved, the combination would be South America's largest mobile telecom. France Telecom spun off its mobile business Orange at less than half the price originally indicated. Attracted by the reasonable valuation, strong brand, and growth potential, we added Orange to the portfolio. Telefonica, Portugal Telecom, and Orange are not as dependent on next-generation technology for near-term growth and have healthy balance sheets. They performed significantly better than other plummeting European telecoms in which your portfolio is considerably underweighted, including France Telecom, British Telecom, Sonera (Finland), and Deutsche Telekom.

     o    Technology

     Negative news about the telecom sector hurt technology companies supplying telecom handsets, components, and equipment. Telecom operators' plans to share third-generation networks also weakened the outlook for technology providers because fewer networks would be built in the near term. Supplier of handsets and network infrastructure Ericsson saw its shares plunge along with other communications equipment companies, including Alcatel. Both firms announced significant staff cuts and reduced earnings forecasts. In contrast, the world's largest handset manufacturer Nokia beat revised expec-tations for its first-quarter results, and its handset market share climbed to about 35%. Nokia did reduce its forecast for the global handset industry's sales. Specialist semiconductor manufacturer STMicroelectronics and semiconductor equipment producer ASM Lithography were among the other technology companies cutting forecasts and announcing job cuts, factory closures, or capital expenditure reductions. Across the board, companies remarked on the speed with which demand had fallen.

MARKET PERFORMANCE
------------------
Six Months                    Local           Local Currency             U.S.
Ended 4/30/01              Currency          vs. U.S. Dollars         Dollars
------------------------------------------------------------------------------
France                     -10.87%                 4.60%               -6.77%
 ..............................................................................
Germany                    -12.25                  4.60                -8.22
Hong Kong                   -4.50                  0.00                -4.50
Italy                       -9.62                  4.60                -5.46
Japan                       -0.48                -11.61               -12.04
Mexico                      -3.64                  3.48                -0.29
Netherlands                 -9.49                  4.59                -5.33
Singapore                  -15.54                 -3.62               -18.60
Sweden                     -23.69                 -2.44               -25.55
Switzerland                 -7.34                  3.65                -3.96
United Kingdom              -5.07                 -1.46                -6.46

Source: RIMES Online, using MSCI indices.


     Despite the market's sharp deceleration, other factors help to underpin the longer-term outlook for these technology companies. For example, while semiconductor manufacturers have cut their investments in production equipment generally, orders for the next-generation "300mm" equipment made by ASM Lithography have been less affected by the slowdown, and the stock outperformed. While the downturn has been discouraging, the rapidity and extent of the response by these European companies as they immediately announced measures to reduce costs and investment demonstrated their attention to returns and shareholder value. It is only recently that businesses outside the U.S. have shown such a focus on shareholder value.

     o    Media

     Media stock performance varied, depending on each company's exposure to weakening advertising demand. Reed Elsevier and Wolters Kluwer were the best-performing media holdings in the portfolio. Both companies are leaders in educational, medical/scientific, and legal publishing, are less reliant on advertising, and see less fluctuation in demand. Performance of French group Vivendi Universal was also ahead of the international media sector. Only a small proportion of Vivendi's revenues are from advertising, and new management is expected to improve returns and growth. During the period, Vivendi's acquisition of French media company Canal Plus and Seagram's media business Universal was approved. The advertising downturn tarnished the performance of VNU and WPP, although both have substantial market research and services businesses. VNU became the global leader in marketing/media information, with a near 20% market share after acquiring AC Nielsen following its earlier purchase of Nielsen Media Research. Broadcaster TF 1 suffered due to the poor outlook for advertising relative to 2000, when the Olympics and European soccer matches had stimulated demand.

     o    Pharmaceuticals

     The underlying growth and stable or improving business outlooks of pharmaceuticals helped the sector's relative performance. Glaxo Wellcome and SmithKline Beecham finally cleared all regulatory hurdles to their merger and became GlaxoSmithKline at the end of December. The combined group is the world's largest pharmaceu- tical by market share, and the market leader in four of the five largest therapeutic categories. There were encouraging indications about AstraZeneca's potent new cholestrol-lowering product Crestor. AstraZeneca and Novartis merged and spun off their lower return agribusinesses. Aventis announced similar plans for its agrochemicals business while its blockbuster drugs maintained momentum. Sanofi-Synthelabo's three major products continued to drive its growth rate--the best in the sector.

     o    Banks

     Strong results and restructuring helped Europe's banking sector rise modestly. Swiss bank UBS showed improvements in its vital private banking and asset management businesses and better-than-expected progress in reducing costs. Spanish bank BBVA gained control of its subsidiaries in Argentina and Colombia in order to restructure their operations and cut costs. Excellent results and little exposure to investment banking supported returns of Royal Bank of Scotland and German Bayerische Hypo-und Vereinsbank, both of which are focused on retail and corporate banking. Italian Banca Intesa and Scandinavian Nordea fell during the period, but we see strong prospects for them to raise earnings and returns as they integrate recent acquisitions, rationalize operations, and cross sell products.

     o    Energy and Resources

     Above-average oil prices and accelerating earnings supported results in the energy sector. Italian ENI led the sector, having beaten cost-cutting targets and doubled profits in 2000. Spanish Repsol's performance was buoyed by speculation that either ENI or French TotalFinaElf would acquire it. Royal Dutch/Shell agreed to merge Shell's German refining, marketing, and retailing business with those of German utilities group RWE. U.K.-based resources group Rio Tinto was a leading performer, benefiting from improving metal industry dynamics.

     o    Economic Review for Europe

     Fourth-quarter 2000 GDP was a positive surprise in most euro zone countries, and growth for the year as a whole rose 3.4%--well above recent years and the longer-term average. However, data have weakened so far in 2001. Industrial production softened, but consumer confidence remained steady in most euro zone countries, helped by a drop in unemployment to 8.7%. Inflation of 2.6% year-over-year remained stubbornly above the European Central Bank's 2.0% target, and the ECB resisted pressure from other major central banks to ease monetary policy (after the close of the reporting period, however, the ECB did drop rates a quarter point). The euro rose 5% versus the dollar from its all-time low at the end of October 2000, as the U.S. economy slowed more sharply than Europe's, U.S. short-term rates were lowered, and Nasdaq plunged. European consumers and businesses will benefit from tax cuts this year, the result of the region's progress with structural reforms. In Germany the government pushed ahead with initial measures to reform the state pension system, putting pressure on France and Italy to do the same.

     U.K. GDP for 2000 rose 3%, the highest increase since 1997. With U.K. core inflation at 1.9%, well below the Bank of England's 2.5% target, the bank cut short-term rates half a percentage point to 5.5% in two stages, hoping to prevent the possible impact of a U.S. economic slowdown.

JAPAN
-----
     A deteriorating outlook for the economy and record bankruptcies weakened the yen 12% against the dollar, considerably reducing the stock market's return for U.S. investors. Sector performance in Japan contrasted with that in Europe. While Japan's technology stocks trailed the overall market, they were not the market's worst performers as in Europe. Europe's banking sector rose modestly but Japan's fell steeply.

     o    Telecoms and Media

     Japan's mobile leader NTT DoCoMo fell less sharply than its international sector peers. The firm had resounding success with Internet-compatible i-mode services, and the recent launch of Java handsets with greater functionality and faster speeds has stimulated record net subscriber growth. During the period, the company made its most significant international investment, a 16% stake in U.S. AT&T Wireless for $9.8 billion. NTT, the fixed-line parent company of DoCoMo in which your portfolio is underweighted, performed poorly. International pressure pushed Japan's Ministry of Post and Telecommunications to recommend measures that increase com- petition and reduce the prices NTT can charge. NTT slashed long- distance rates, and the government's plans to sell shares also weighed on the stock.

     o    Technology

     Japanese demand for mobile telecom equipment remained buoyant, but demand from European and U.S. telecom groups slowed. The slowing caused technology suppliers including handset and infrastructure company MCI, as well as providers of telecom components such as Murata and TDK, to cut their own profit forecasts and perform poorly. Technology companies less directly exposed to communications equipment markets fared better. Despite issuing profit warnings, NEC and Toshiba fell less steeply because of indications that orders for their PC-related and semiconductor products might be nearing the bottom. Sony beat its net profit forecasts. Signs of improved PlayStation2 production volumes and news that nine million PlayStation2 consoles had been sold in the year since its launch also helped the stock relative to the harder-hit communications equipment suppliers. Semiconductor equipment giant Tokyo Electron was comparatively resilient as its order levels appeared to have reached a base. Canon's encouraging news about growing sales of color laser printers, less competition from an enfeebled Xerox, and a strong outlook for its semiconductor components business supported its share price.

INDUSTRY DIVERSIFICATION
------------------------            Percent of Net Assets
                                    10/31/00      4/30/01
---------------------------------------------------------
Financials                            22.0%        23.5%
Consumer Discretionary                16.2         16.6
Information Technology                17.5         13.3
Telecommunication Services            13.0         10.0
Health Care                            8.0          8.9
Energy                                 5.8          7.4
Industrials                            5.3          5.7
Consumer Staples                       4.7          5.4
All Other                              2.1          4.1
Reserves                               5.4          5.1
---------------------------------------------------------
Total                                100.0%       100.0%


     In a challenging environment, technology companies took steps to raise shareholder value through restructuring. TDK announced plans to streamline its organizational structure. MEI reduced its forecasts and said it would increase overseas production by 70% to cut costs. Toshiba and MEI announced a joint venture to build parts for flat panel screens in Singapore, and NEC announced steps to restructure its flat panel screen, PC, and DRAM semiconductor businesses and close several plants.

     (The Industry Diversification table differs from that of our last report, reflecting our new methodology in apportioning industry groups.)

     o    Banks

     Bankruptcies reached record levels and banks disappointed investors by agreeing to forgive debts of major insolvent companies. Results revealed higher-than-forecast bad loans, and a deteriorating economic outlook raised concerns. In order to help cover the cost of the bad debts, banks sold their cross-shareholdings in other Japanese stocks. By the end of January, however, the stock market had fallen to the point that banks were facing the prospect of not being able to sell profitably--a threat both to their progress in unwinding cross-shareholdings and to their balance sheets. The sector started to rise on hopes that the banks would be forced to write off bad debts, then fell again when the government failed to follow through with specific plans. In late April, the defeat of Prime Minister Mori and the surprise election of reform-minded Junichiro Koizumi revived hopes that tough action would be taken. Your fund remained underweighted in the sector, holding Mizuho (the merger of IBJ, Dai-Ichi Kangyo, and Fuji Banks), Sumitomo Bank (the merger of Sumitomo Bank and Sakura Bank), and UFJ (the merger of Sanwa Bank, Tokai Bank, and Toyo Trust & Banking). Trading the large cross-shareholdings that banks and companies sold, as well as selling fixed-income investment products, boosted the business and relative performance of securities broker Nomura Securities.

     o    Economic Review for Japan

     Discouraging news about technology demand raised fears that Japan's export-led economic recovery would falter. Evidence of Japan's deteriorating economy included a sharp decrease in private sector capital expenditure growth, declining exports, and weaker prices. Industrial production was worse than expected, and unemployment remained high. The Bank of Japan's quarterly Tankan business survey confirmed the gloomy tone of other indicators, revealing a sharper-than-expected fall in the outlook of large manufacturing firms whose exports had helped Japan avoid recession last year. Standard & Poor's cut Japan's credit rating and the G7 issued a statement encouraging Japan to ease monetary policy and tackle the banks' bad debt problems. The Bank of Japan reduced interest rates in two steps from a quarter point to zero. Concerns about the economy and financial sector, coupled with perceptions that the government might let the yen fall to boost competitiveness and revive the economy, pushed the yen down versus the greenback. After nearly a decade of recession, the new government's stated intention to introduce the reforms and restructuring that Japan desperately needs for steady longer-term economic growth is potentially positive.

FAR EAST
--------
     Country performance across the region varied considerably. Markets in Australia and South Korea rose modestly, putting them among the strongest international markets during the period. Australian financials rallied as interest rates fell, and South Korea's technology stocks advanced from their heavily sold level at the end of October. A political scandal and the unwinding of a speculative financial syndicate hurt India's stock market, while weak technology stocks and tensions between China on one side and the U.S. and Taiwan on the other impeded Taiwan's progress.

     o    Telecoms

     Like their international peers, most Asian telecom stocks were weak. China Mobile (Hong Kong) fell due to an uncertain regulatory environment in China and a valuation near that of developed market operators. Korea Telecom also declined because of an expected heavy supply of new stock issuance that could dilute shareholder value. Disappointing results due largely to its telecom assets weakened conglomerate Hutchison Whampoa, whose outlook is tempered by the potential impact of the global slowdown on its ports business. Hutchison's parent company Cheung Kong Holdings performed well because of its significant property interests, which benefit from declining interest rates. Share prices of Australian telecom Telstra rose, supported by the company's sound financial foundation.

     o    Technology

     South Korean electronics giant Samsung Electronics rebounded, but Taiwanese semiconductor foundry TSMC was weak. Both companies reduced their forecasts for the coming year, and their differing performances reflected the depressed level of Samsung's stock price at the beginning of the period while TSMC sustained a higher level until more recently. Electronic manufacturing systems company Flextronics International in Singapore, which makes products for firms such as Cisco and Motorola, suffered as its customers cut back orders. Longer term, the outlook for the company should be supported by the growing trend to outsource production to international leaders.

     o    Other sectors

     The stock price of Australian logistics company Brambles Industries was supported by confirmation that Brambles and the U.K.'s GKN would merge their industrial services businesses to create a world leader in the industry. Australian media giant News Corporation corrected sharply at the end of 2000 when it postponed plans to float its satellite businesses. However, hopes that the company would acquire the U.S. satellite television assets of GM subsidiary Hughes helped the stock recover some ground. Although India's stock market fell, financial services group ICICI rose strongly. The company has high-caliber management and continued to grow rapidly as its quality of service attracted customers from India's poorly run state-owned banks.

     o    Economic Review for the Far East

     Economic data indicated that GDP growth will be cut roughly in half in countries that had double-digit gains last year and will slow elsewhere. Hong Kong's fourth-quarter 2000 GDP was a better-than-expected 6.8% year-over-year, but it had been underpinned by robust exports that started to slide. Hong Kong was weakened by deflation, and unemployment rose for the first time in many months. South Korea's insolvent conglomerate Hyundai continued to threaten the country's financial stability, driving the Korean won down 14%. Australia's economy slowed sharply as fourth-quarter GDP was disappointing, consumer spending declined, and unemployment rose. China's GDP rose a robust 8.0% in 2000 and a better-than-expected 8.1% year-over-year in the first quarter of 2001. The government reiterated its commitment to support domestic economic growth with fiscal spending. Progress with regional reforms included China's elimination of some share ownership restrictions, as well as India's telecom sector deregulation and its business-friendly budget.

LATIN AMERICA
-------------
     Declining U.S. interest rates coupled with currency appreciation helped Mexico's stock market trim its losses, but Argentina's crisis impaired both Brazil's currency and stock market. Mexican telecom Telmex split into separate fixed and mobile businesses. Your portfolio retained a small position in only the fixed-line company because the mobile business carried a high valuation and faces increased competition from the Mexican subsidiaries of the U.K.'s Vodafone and Telefonica of Spain. Results of Mexican brewer Femsa disappointed, but its announcement that it is considering simplifying its complicated holding structure, and expectations that a new marketing and distribution strategy will be successfully implemented, helped performance.

     In Brazil, additional mobile telecom spectrum was auctioned, increasing the number of competitors in the market. Telebras fell sharply due to the burdens of increased competition and rising investment. The world's largest offshore oil platform, belonging to energy group Petrobras, sank following an explosion. However, the amount of production lost was small relative to Petrobras' total output and the company announced production targets little changed from previous estimates. The group's long-term production growth prospects remain robust, well above those of its international peers.

     o    Economic Review for Latin America

     The external environment challenged Mexico and Brazil. The direction of the U.S. economy and stock market have more impact on Mexico, while crises in other emerging markets have a greater effect on Brazil. Mexico's transition to a new government led by Vicente Fox has gone smoothly for the most part. The economy decelerated rapidly, albeit from a worryingly strong pace. Industrial production, consumer spending, and exports to the U.S. fell from very high levels. Hopes of tax reform and high real interest rates helped strengthen the Mexican peso. Contagion from Argentina's crisis led Brazil's currency to fall 13% and interest rates, which had been reduced a half point in January, later had to be raised in two half-point steps, ending the period at 16.25%.

INVESTMENT OUTLOOK
------------------
     The global economic picture has become more clouded over the past six months. Commentators have been focusing on the financially overstretched U.S. consumer and on overcapacity, particularly in IT, and concluding that the current slowdown may be prolonged. On the other hand, the U.S. Federal Reserve has continued to cut key short-term interest rates. Significant tax relief is virtually assured, although it will be phased in over a longer period than many had hoped, and the flexible U.S. corporate sector is responding rapidly to a slowing economy by cutting capital spending and labor costs.

     While it is difficult to forecast the duration of the current slowdown, we can speculate about the likely shape of the longer-term picture. In Europe, consumers are not overwhelmed by debt and there is less overcapacity. Structural reforms are continuing. In Japan, after nearly a decade of sluggishness, the new government's plans for economic and banking reform provide some measure of hope. Elsewhere in Asia, China and India continue to move in broadly the right direction. Progress with banking reforms in Mexico and fiscal reforms in Brazil have improved their ability to withstand a U.S. slowdown and emerging market contagion.

     The stock market declines of the past year have started to bring valuations down toward more attractive levels. Falling interest rates, better stock price valuations, and continued structural reforms give us reason to believe that much of the pain is now behind us. Since your fund's inception in 1980, it has delivered an average annual compound return of 12.65% through April 30, 2001. Although international markets are likely to be characterized by volatility in the short term, we are confident that long-term investors should continue to be rewarded for their patience.

Respectfully submitted,

/s/ John R. Ford

John R. Ford
President, T. Rowe Price International Funds, Inc.
May 25, 2001

T. ROWE PRICE INTERNATIONAL STOCK FUND
--------------------------------------------------------------------------------
PORTFOLIO HIGHLIGHTS
--------------------
TWENTY-FIVE LARGEST HOLDINGS
----------------------------
                                                                    Percent of
                                                                    Net Assets
                                                                       4/30/01
-------------------------------------------------------------------------------
GlaxoSmithKline, United Kingdom                                           3.6%
Royal Bank of Scotland Group, United Kingdom                              2.1
TotalFinaElf, France                                                      2.1
Shell Transport & Trading, United Kingdom                                 2.0
Nokia, Finland                                                            2.0
 ...............................................................................
Vodafone Group, United Kingdom                                            2.0
Reed International, United Kingdom                                        1.9
ING Groep, Netherlands                                                    1.9
NTT DoCoMo, Japan                                                         1.9
Sony, Japan                                                               1.8
 ...............................................................................
Canon, Japan                                                              1.5
Aventis, France                                                           1.4
Nestle, Switzerland                                                       1.4
Compass Group, United Kingdom                                             1.3
Vivendi Universal, France                                                 1.3
 ...............................................................................
VNU, Netherlands                                                          1.3
Banca Intesa, Italy                                                       1.2
Philips Electronics, Netherlands                                          1.2
BNP Paribas, France                                                       1.2
WPP Group, United Kingdom                                                 1.1
 ...............................................................................
Securitas, Sweden                                                         1.1
Adecco, Switzerland                                                       1.1
NEC, Japan                                                                1.1
AXA, France                                                               1.1
Mizuho Holdings, Japan                                                    1.0
 ...............................................................................
Total                                                                    39.6%

Note: Table excludes reserves.

T. ROWE PRICE INTERNATIONAL STOCK FUND
-------------------------------------------------------------------------------
PERFORMANCE COMPARISON
----------------------
          This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index.
          Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

          The following table was depicted as a line graph in the printed material.

                                     Lipper International        International
                 MSCI EAFE Index        Funds Average              Stock Fund
                 ---------------        -------------              ----------
4/30/91               10000                 10000                    10000
4/30/92                9182                 10416                    10634
4/30/93               11208                 11387                    11589
4/30/94               13107                 13962                    14342
4/30/95               13878                 14026                    14612
4/30/96               15508                 16342                    17238
4/30/97               15415                 17504                    18464
4/30/98               18380                 21456                    21578
4/30/99               20182                 21850                    23005
4/30/00               23043                 26196                    27827
4/30/01               19318                 21506                    22332


AVERAGE ANNUAL COMPOUND TOTAL RETURN
------------------------------------
          This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Periods Ended 4/30/01             1 Year     3 Years     5 Years     10 Years
-------------------------------------------------------------------------------
International Stock Fund         -19.75%       1.15%       5.31%        8.37%
 ...............................................................................
     Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

T. ROWE PRICE INTERNATIONAL STOCK FUND
--------------------------------------------------------------------------------
Unaudited                         For a share outstanding throughout each period

FINANCIAL HIGHLIGHTS
--------------------
International Stock shares
                     6 Months      Year
                        Ended     Ended
                      4/30/01  10/31/00  10/31/99  10/31/98  10/31/97  10/31/96
NET ASSET VALUE
Beginning of period  $  16.11  $  16.70  $  14.39  $  14.14  $  13.47  $  12.09
 ................................................................................
Investment activities
Net investment
income (loss)            0.22      0.10      0.17      0.23      0.19      0.19
Net realized and
unrealized gain (loss)  (1.78)     0.35      2.71      0.77      0.86      1.57
 ................................................................................
Total from
investment activities   (1.56)     0.45      2.88      1.00      1.05      1.76
 ................................................................................
Distributions
Net investment income   (0.09)    (0.13)    (0.22)    (0.20)    (0.18)    (0.18)
Net realized gain       (1.18)    (0.91)    (0.35)    (0.55)    (0.20)    (0.20)
 ................................................................................
Total distributions     (1.27)    (1.04)    (0.57)    (0.75)    (0.38)    (0.38)
 ................................................................................
NET ASSET VALUE
End of period        $  13.28  $  16.11  $  16.70  $  14.39  $  14.14  $  13.47
 ................................................................................

RATIOS/SUPPLEMENTAL DATA
Total return**        (10.43)%    2.28%     20.67%    7.48%     7.90%    14.87%
 ...............................................................................
Ratio of total
expenses to average
net assets              0.88%+    0.84%     0.85%     0.85%     0.85%    0.88%
 ...............................................................................
Ratio of net
investment income
(loss) to average
net assets              3.06%+    0.55%     1.05%     1.50%     1.33%    1.58%
 ...............................................................................
Portfolio turnover
rate                    18.7%+    38.2%     17.6%     12.2%     15.8%    11.6%
 ...............................................................................
Net assets, end
of period
(in millions)        $  8,585  $ 10,458  $ 10,615  $  9,537  $ 10,005  $ 8,776
 ...............................................................................

** Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
+    Annualized

The accompanying notes are an integral part of these financial statements.

AUSTRALIA  1.6%
Common Stocks  0.9%
Brambles Industries                                     1,124,000   $    28,607
--------------------------------------------------------------------------------
Publishing & Broadcasting                               3,824,850        20,488
--------------------------------------------------------------------------------
Telstra                                                 8,414,693        28,633
--------------------------------------------------------------------------------
                                                                         77,728
Preferred Stocks  0.7%
News Corporation                                        7,440,184        59,971
--------------------------------------------------------------------------------
                                                                         59,971
Total Australia (Cost $136,894)                                         137,699

BELGIUM  0.8%
Common Stocks  0.8%
Dexia (EUR)                                               214,942        33,927
--------------------------------------------------------------------------------
Fortis (EUR)                                            1,249,885        32,160
--------------------------------------------------------------------------------
UCB (EUR)                                                 135,450         4,446
--------------------------------------------------------------------------------
Total Belgium (Cost $36,055)                                             70,533

BRAZIL  1.5%
Common Stocks  0.8%
Pao de Acucar ADR (USD)                                   312,400         8,888
--------------------------------------------------------------------------------
Petroleo Brasileiro (Petrobras) ADR (USD)                 473,200        12,777
--------------------------------------------------------------------------------
Tele Norte Leste Participacoes ADR (USD) *                792,000        13,844
--------------------------------------------------------------------------------
Telebras ADR (USD)                                        372,463        19,085
--------------------------------------------------------------------------------
Unibanco GDR (USD)                                        421,960        10,148
--------------------------------------------------------------------------------
                                                                         64,742
Preferred Stocks  0.7%
Petroleo Brasileiro (Petrobras)                         2,484,331        60,618
--------------------------------------------------------------------------------
                                                                         60,618
Total Brazil (Cost $127,266)                                            125,360

CANADA  0.9%
Common Stocks  0.9%
Alcan Aluminum                                            296,350   $    13,187
--------------------------------------------------------------------------------
Celestica (USD) *                                       1,034,746        52,875
--------------------------------------------------------------------------------
Royal Bank of Canada                                      342,840         9,587
--------------------------------------------------------------------------------
Total Canada (Cost $43,792)                                              75,649

DENMARK  0.1%
Common Stocks  0.1%
Tele Danmark                                              138,274         5,259
--------------------------------------------------------------------------------
Total Denmark (Cost $5,453)                                               5,259

FINLAND  2.0%
Common Stocks  2.0%
Nokia (EUR)                                             5,140,731       170,130
--------------------------------------------------------------------------------
Total Finland (Cost $20,652)                                            170,130

FRANCE  13.0%
Common Stocks  13.0%
Alcatel (EUR)                                           1,055,370        34,365
--------------------------------------------------------------------------------
Altran Technologies (EUR)                                 114,380         7,408
--------------------------------------------------------------------------------
Aventis (EUR)                                           1,375,194       106,518
--------------------------------------------------------------------------------
Aventis (DAX Exchange) (EUR)                              223,030        17,157
--------------------------------------------------------------------------------
AXA (EUR)                                                 769,794        90,839
--------------------------------------------------------------------------------
BNP Paribas (EUR)                                       1,132,495       100,682
--------------------------------------------------------------------------------
Bouygues (EUR)                                            413,700        17,699
--------------------------------------------------------------------------------
Canal Plus (EUR)                                           60,760           217
--------------------------------------------------------------------------------
Cap Gemini (EUR)                                          179,410        25,931
--------------------------------------------------------------------------------
Compagnie de Saint-Gobain (EUR)                           227,438        34,305
--------------------------------------------------------------------------------
Groupe Danone (EUR)                                       152,740        19,854
--------------------------------------------------------------------------------
Hermes International (EUR)                                142,430        20,472
--------------------------------------------------------------------------------
L'Oreal (EUR)                                             157,629        11,475
--------------------------------------------------------------------------------
Lafarge (EUR)                                              66,722         6,411
--------------------------------------------------------------------------------

Legrand (EUR)                                             207,079   $    47,403
--------------------------------------------------------------------------------
LVMH (EUR)                                                163,877        10,120
--------------------------------------------------------------------------------
Orange (EUR) *                                          3,354,700        35,360
--------------------------------------------------------------------------------
Sanofi-Synthelabo (EUR)                                 1,439,617        86,346
--------------------------------------------------------------------------------
Schneider Electric (EUR)                                  181,661        12,403
--------------------------------------------------------------------------------
Societe Generale (EUR) *                                  330,438        21,314
--------------------------------------------------------------------------------
Societe Television Francaise 1 (EUR)                    1,358,078        56,994
--------------------------------------------------------------------------------
Sodexho Alliance (EUR)                                    511,516        25,188
--------------------------------------------------------------------------------
STMicroelectronics (EUR)                                  922,050        37,182
--------------------------------------------------------------------------------
TotalFinaElf (EUR)                                      1,197,608       178,513
--------------------------------------------------------------------------------
Vivendi Universal (EUR)                                 1,657,882       114,808
--------------------------------------------------------------------------------
Total France (Cost $718,620)                                          1,118,964

GERMANY  3.9%
Common Stocks  3.9%
Allianz (EUR)                                             286,857        82,590
--------------------------------------------------------------------------------
Bayer (EUR)                                               338,332        14,259
--------------------------------------------------------------------------------
Bayerische Hypo-und Vereinsbank (EUR)                     721,478        40,251
--------------------------------------------------------------------------------
Deutsche Bank (EUR)                                       992,927        81,050
--------------------------------------------------------------------------------
Deutsche Telekom (EUR)                                    268,372         6,953
--------------------------------------------------------------------------------
E.On (EUR)                                                445,197        22,416
--------------------------------------------------------------------------------
Gehe (EUR)                                                585,072        23,360
--------------------------------------------------------------------------------
Rhoen-Klinikum (EUR)                                      198,784        11,905
--------------------------------------------------------------------------------
SAP (EUR)                                                 253,170        40,230
--------------------------------------------------------------------------------
Siemens (EUR)                                             187,605        13,852
--------------------------------------------------------------------------------
Total Germany (Cost $250,357)                                           336,866

HONG KONG  2.1%
Common Stocks  2.1%
Cheung Kong Holdings                                    4,420,000        49,164
--------------------------------------------------------------------------------
China Mobile (Hong Kong) *                             10,410,000        51,256
--------------------------------------------------------------------------------
Henderson Land Development                              1,682,000         7,721
--------------------------------------------------------------------------------
Hutchison Whampoa                                       5,717,500        61,398
--------------------------------------------------------------------------------
MTR *                                                   8,237,000        14,205
--------------------------------------------------------------------------------
Total Hong Kong (Cost $109,906)                                         183,744

INDIA  0.9%
Common Stocks  0.9%
Global Tele-Systems                                     1,297,421   $     5,522
--------------------------------------------------------------------------------
Hindustan Lever                                         5,977,540        26,866
--------------------------------------------------------------------------------
ICICI                                                   5,796,122        10,350
--------------------------------------------------------------------------------
ICICI ADR (USD)                                         1,476,847        17,575
--------------------------------------------------------------------------------
Infosys Technologies                                      163,000        13,034
--------------------------------------------------------------------------------
Total India (Cost $132,109)                                              73,347

IRELAND  0.2%
Common Stocks  0.2%
SmartForce ADR (USD) *                                    573,541        20,645
--------------------------------------------------------------------------------
Total Ireland (Cost $12,750)                                             20,645

ISRAEL  0.1%
Common Stocks  0.1%
Check Point Software Technologies (USD) *                 181,990        11,415
--------------------------------------------------------------------------------
Total Israel (Cost $10,024)                                              11,415

ITALY  5.9%
Common Stocks  5.9%
Alleanza Assicurazioni (EUR)                            3,486,260        44,140
--------------------------------------------------------------------------------
Assicurazioni Generali (EUR)                              743,700        24,018
--------------------------------------------------------------------------------
Banca Intesa (EUR)                                     27,461,137       103,063
--------------------------------------------------------------------------------
Bipop-Carire (EUR)                                      3,042,670        15,415
--------------------------------------------------------------------------------
ENI (EUR)                                              10,891,875        74,605
--------------------------------------------------------------------------------
Mediaset (EUR)                                            775,019         9,036
--------------------------------------------------------------------------------
Mediolanum (EUR)                                        1,791,325        23,061
--------------------------------------------------------------------------------
Olivetti (EUR)                                         22,793,595        51,065
--------------------------------------------------------------------------------
San Paolo-IMI (EUR)                                       426,664         5,962
--------------------------------------------------------------------------------
Telecom Italia (EUR)                                    2,701,473        30,033
--------------------------------------------------------------------------------
Telecom Italia Mobile (EUR)                             8,545,192        58,758
--------------------------------------------------------------------------------
UniCredito Italiano (EUR)                              14,978,666        70,702
--------------------------------------------------------------------------------
Total Italy (Cost $411,791)                                             509,858

JAPAN  17.9%
Common Stocks  17.9%
Canon                                                   3,355,000   $   131,686
--------------------------------------------------------------------------------
Fanuc                                                     426,300        23,840
--------------------------------------------------------------------------------
Fuji Television Network                                     4,097        29,708
--------------------------------------------------------------------------------
Fujitsu                                                 1,673,000        23,017
--------------------------------------------------------------------------------
Hitachi                                                 1,355,000        13,137
--------------------------------------------------------------------------------
Ito-Yokado                                                355,000        19,795
--------------------------------------------------------------------------------
Kao                                                       667,000        16,950
--------------------------------------------------------------------------------
Kokuyo                                                    945,000        11,854
--------------------------------------------------------------------------------
Kyocera                                                   575,700        55,024
--------------------------------------------------------------------------------
Marui                                                   2,061,000        27,838
--------------------------------------------------------------------------------
Matsushita Communication Industrial                       424,000        23,333
--------------------------------------------------------------------------------
Matsushita Electric Industrial                          3,457,000        57,633
--------------------------------------------------------------------------------
Mitsui Fudosan                                          2,871,000        28,463
--------------------------------------------------------------------------------
Mizuho Holdings                                            14,529        89,480
--------------------------------------------------------------------------------
Murata Manufacturing                                      862,600        72,532
--------------------------------------------------------------------------------
NEC                                                     5,124,000        93,510
--------------------------------------------------------------------------------
Nippon Telegraph and Telephone                              7,729        49,102
--------------------------------------------------------------------------------
Nomura Securities                                       3,849,000        81,300
--------------------------------------------------------------------------------
NTT DoCoMo                                                  7,875       161,878
--------------------------------------------------------------------------------
Sankyo                                                  1,364,000        28,480
--------------------------------------------------------------------------------
Seven-Eleven Japan                                        700,000        34,047
--------------------------------------------------------------------------------
Shin-Etsu Chemical                                        921,000        36,970
--------------------------------------------------------------------------------
Shiseido                                                1,266,000        14,098
--------------------------------------------------------------------------------
Sony                                                    2,047,720       153,125
--------------------------------------------------------------------------------
Sumitomo                                                3,032,000        22,378
--------------------------------------------------------------------------------
Sumitomo Bank                                           6,621,000        61,835
--------------------------------------------------------------------------------
TDK                                                       316,000        18,362
--------------------------------------------------------------------------------
Tokyo Electron                                            509,400        37,103
--------------------------------------------------------------------------------
Toshiba                                                 9,178,000        60,238
--------------------------------------------------------------------------------
UFJ Holdings *                                              2,582        18,576
--------------------------------------------------------------------------------
Yamanouchi Pharmaceutical                               1,469,000        40,659
--------------------------------------------------------------------------------
Total Japan (Cost $1,403,841)                                         1,535,951

LUXEMBOURG  0.1%
Common Stocks  0.1%
Societe Europeenne des Satellites (EUR)                    54,900   $     8,232
--------------------------------------------------------------------------------
Total Luxembourg (Cost $8,817)                                            8,232

MEXICO  1.2%
Common Stocks  1.2%
Banacci                                                 5,628,000        10,332
--------------------------------------------------------------------------------
Femsa UBD Units (Represents 1 Series B
     and 4 Series D shares)                             7,368,360        28,312
--------------------------------------------------------------------------------
Grupo Iusacell ADR (USD) *                                809,000         6,593
--------------------------------------------------------------------------------
Grupo Televisa GDR (USD) *                              1,328,819        50,535
--------------------------------------------------------------------------------
Telefonos de Mexico (Telmex) (Class L) ADR (USD)          196,791         6,809
--------------------------------------------------------------------------------
Total Mexico (Cost $121,047)                                            102,581

NETHERLANDS  7.2%
Common Stocks  7.2%
ABN AMRO Holding (EUR)                                    288,349         5,807
--------------------------------------------------------------------------------
Akzo Nobel (EUR)                                           93,698         3,903
--------------------------------------------------------------------------------
ASM Lithography Holdings (EUR) *                        2,135,740        56,469
--------------------------------------------------------------------------------
Elsevier (EUR)                                          1,128,030        15,443
--------------------------------------------------------------------------------
Equant (EUR) *                                            165,911         4,409
--------------------------------------------------------------------------------
Fortis (EUR)                                            1,792,034        46,523
--------------------------------------------------------------------------------
ING Groep (EUR)                                         2,396,870       163,686
--------------------------------------------------------------------------------
KPN (EUR)                                                 236,941         2,897
--------------------------------------------------------------------------------
Philips Electronics (EUR)                               3,438,894       101,024
--------------------------------------------------------------------------------
Royal Dutch Petroleum (EUR)                             1,189,922        71,158
--------------------------------------------------------------------------------
United Pan-Europe Communications (EUR) *                  226,980         1,410
--------------------------------------------------------------------------------
VNU (EUR)                                               2,645,540       109,969
--------------------------------------------------------------------------------
Wolters Kluwer (EUR) *                                  1,281,854        35,462
--------------------------------------------------------------------------------
Total Netherlands (Cost $456,112)                                       618,160

NORWAY  0.3%
Common Stocks  0.3%
Orkla                                                   1,309,994        24,114
--------------------------------------------------------------------------------
Total Norway (Cost $10,335)                                              24,114

PORTUGAL  0.3%
Common Stocks  0.3%
Jeronimo Martins (EUR)                                    787,016   $     5,447
--------------------------------------------------------------------------------
Portugal Telecom (EUR)                                  2,238,500        21,728
--------------------------------------------------------------------------------
Total Portugal (Cost $23,895)                                            27,175

SINGAPORE  0.9%
Common Stocks  0.9%
DBS Group Holdings                                        826,000         7,212
--------------------------------------------------------------------------------
Flextronics International (USD) *                         591,333        15,898
--------------------------------------------------------------------------------
Singapore Telecommunications                            6,803,000         6,799
--------------------------------------------------------------------------------
United Overseas Bank                                    6,908,592        45,906
--------------------------------------------------------------------------------
Total Singapore (Cost $85,759)                                           75,815

SOUTH KOREA  0.8%
Common Stocks  0.8%
Korea Telecom ADR (USD)                                   416,987        11,521
--------------------------------------------------------------------------------
Pohang Iron & Steel ADR (USD)                             552,725        11,060
--------------------------------------------------------------------------------
Samsung Electronics                                       263,917        45,890
--------------------------------------------------------------------------------
Total South Korea (Cost $51,748)                                         68,471

SPAIN  3.1%
Common Stocks  3.1%
Banco Bilbao Vizcaya Argentaria (EUR)                   5,454,257        77,526
--------------------------------------------------------------------------------
Banco Santander Central Hispano (EUR)                   4,782,659        47,526
--------------------------------------------------------------------------------
Empresa Nacional de Electricidad (EUR)                  1,583,863        26,686
--------------------------------------------------------------------------------
Repsol (EUR)                                            1,377,831        25,550
--------------------------------------------------------------------------------
Telefonica (EUR) *                                      3,812,407        64,539
--------------------------------------------------------------------------------
Telefonica ADR (USD) *                                    431,945        21,710
--------------------------------------------------------------------------------
Total Spain (Cost $190,551)                                             263,537

SWEDEN  3.2%
Common Stocks  3.2%
Electrolux (Class B)                                    1,207,475        19,956
--------------------------------------------------------------------------------
Hennes & Mauritz (Class B)                              1,827,780        30,831
--------------------------------------------------------------------------------

LM Ericsson (Class B)                                   7,477,440   $    48,119
--------------------------------------------------------------------------------
Nordea                                                 11,427,497        69,082
--------------------------------------------------------------------------------
Sandvik                                                   418,510         9,712
--------------------------------------------------------------------------------
Securitas (Class B)                                     4,979,936        96,870
--------------------------------------------------------------------------------
Total Sweden (Cost $266,100)                                            274,570

SWITZERLAND  4.3%
Common Stocks  4.3%
ABB                                                       416,721        30,026
--------------------------------------------------------------------------------
Adecco                                                    155,787        94,288
--------------------------------------------------------------------------------
Credit Suisse Group                                        99,435        18,542
--------------------------------------------------------------------------------
Nestle                                                     57,116       118,258
--------------------------------------------------------------------------------
Roche Holding                                               4,654        33,426
--------------------------------------------------------------------------------
UBS                                                       517,930        78,816
--------------------------------------------------------------------------------
Total Switzerland (Cost $229,115)                                       373,356

TAIWAN  0.5%
Common Stocks  0.5%
Taiwan Semiconductor Manufacturing *                   15,795,126        43,702
--------------------------------------------------------------------------------
Total Taiwan (Cost $50,633)                                              43,702

UNITED KINGDOM  22.1%
Common Stocks  22.1%
Abbey National                                            822,876        14,649
--------------------------------------------------------------------------------
AstraZeneca Group                                       1,847,434        85,942
--------------------------------------------------------------------------------
Autonomy *                                                144,500         1,215
--------------------------------------------------------------------------------
BG Group                                                1,385,897         5,432
--------------------------------------------------------------------------------
BP Amoco                                                5,009,000        44,898
--------------------------------------------------------------------------------
Cable & Wireless                                        3,592,205        26,464
--------------------------------------------------------------------------------
Cadbury Schweppes                                       5,226,792        32,151
--------------------------------------------------------------------------------
Celltech Group *                                        1,638,000        28,118
--------------------------------------------------------------------------------
Centrica                                                2,938,768         9,932
--------------------------------------------------------------------------------
Compass Group *                                        15,051,380       114,976
--------------------------------------------------------------------------------
David S. Smith Holdings                                 1,692,560         3,668
--------------------------------------------------------------------------------

Diageo                                                  5,325,417   $    55,764
--------------------------------------------------------------------------------
Dimension Data *                                          999,000         4,744
--------------------------------------------------------------------------------
Electrocomponents                                       2,675,850        23,656
--------------------------------------------------------------------------------
GKN                                                       388,000         4,188
--------------------------------------------------------------------------------
GlaxoSmithKline *                                      11,530,675       305,810
--------------------------------------------------------------------------------
Granada Compass                                        15,487,414        41,319
--------------------------------------------------------------------------------
Hays                                                    3,817,388        18,048
--------------------------------------------------------------------------------
Hilton Group                                            2,191,470         6,967
--------------------------------------------------------------------------------
HSBC Holdings (HKD)                                     1,710,800        21,717
--------------------------------------------------------------------------------
J. Sainsbury                                            1,106,740         6,301
--------------------------------------------------------------------------------
Kingfisher                                              4,465,233        28,967
--------------------------------------------------------------------------------
Lattice Group                                           3,835,897         7,147
--------------------------------------------------------------------------------
Reed International                                     16,671,175       163,837
--------------------------------------------------------------------------------
Rio Tinto                                               3,784,310        76,763
--------------------------------------------------------------------------------
Royal Bank of Scotland Group                            7,850,573       179,684
--------------------------------------------------------------------------------
Shell Transport & Trading                              20,816,944       173,312
--------------------------------------------------------------------------------
Standard Chartered                                      3,101,000        44,118
--------------------------------------------------------------------------------
Tesco                                                  10,135,752        36,045
--------------------------------------------------------------------------------
Tomkins                                                 9,870,024        21,920
--------------------------------------------------------------------------------
Unilever                                                4,590,107        34,669
--------------------------------------------------------------------------------
United Business Media                                   1,139,709        11,902
--------------------------------------------------------------------------------
Vodafone Group                                         55,368,736       168,311
--------------------------------------------------------------------------------
WPP Group                                               8,237,740        98,279
--------------------------------------------------------------------------------
Total United Kingdom (Cost $1,696,853)                                1,900,913

SHORT-TERM INVESTMENTS  0.6%
Money Market Funds  0.6%
T. Rowe Price Reserve Investment Fund, 5.18% #         52,668,591        52,669
--------------------------------------------------------------------------------
Total Short-Term Investments (Cost $52,669)                              52,669

TOTAL INVESTMENTS IN SECURITIES
95.5% OF NET ASSETS (COST $6,663,144)                               $ 8,208,715

FUTURES CONTRACTS
In thousands
                                              Contract   Unrealized
                                   Expiration    Value   Gain (Loss)
                                   ----------  -------   -----------
Long, 462 FTSE 100 Index contracts,
 $2,110,931 of cash pledged
 as initial margin                     6/01   $ 39,627   $    592
Long, 687 Nikkei 225 Contracts,
 $2,959,842 of cash pledged
 as initial margin                     6/01     38,905        429
Long, 286 DAX Index Contracts
 $2,429,227 cash pledged
 as initial margin                     6/01     39,839        677
Net payments (receipts)
of variation
margin to date                                             (1,011)
-------------------------------------------------------------------------------
Variation margin receivable
(payable) on open futures contracts                                         687

Other Assets Less Liabilities                                           383,791

NET ASSETS                                                          $ 8,593,193

    *  Non-income producing
    #  Seven-day yield
  ADR  American depository receipt
  EUR  Euro
  GDR  Global depository receipt
  HKD  Hong Kong dollar
  USD  U.S. dollar

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE INTERNATIONAL STOCK FUND
-------------------------------------------------------------------------------
Unaudited                                                        April 30, 2001

STATEMENT OF ASSETS AND LIABILITIES
-----------------------------------                                In thousands

ASSETS
Total investments in securities (Cost $6,663,144)                 $  8,208,715
Securities lending collateral                                        2,354,853
Other assets                                                           540,009
--------------------------------------------------------------------------------
Total assets                                                        11,103,577
--------------------------------------------------------------------------------
LIABILITIES
Obligation to return securities lending collateral                   2,354,853
Other liabilities                                                      155,531
--------------------------------------------------------------------------------
Total liabilities                                                    2,510,384
--------------------------------------------------------------------------------
NET ASSETS                                                        $  8,593,193
Net Assets Consist of:
Accumulated net investment income - net of distributions          $    140,002
Accumulated net realized gain/loss - net of distributions             (316,668)
Net unrealized gain (loss)                                           1,543,588
Paid-in-capital applicable to 647,030,908 shares of
$0.01 par value capital stock outstanding;
2,000,000,000 shares of the Corporation authorized                   7,226,271

NET ASSETS                                                        $  8,593,193

International Stock shares
($8,585,132,918/646,425,202 shares outstanding)                   $      13.28

International Stock Advisor Class shares
($8,059,822/605,706 shares outstanding)                           $      13.31


The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE INTERNATIONAL STOCK FUND
-------------------------------------------------------------------------------
Unaudited

STATEMENT OF OPERATIONS
-----------------------                                           In thousands
                                                                      6 Months
                                                                         Ended
                                                                       4/30/01
Investment Income (Loss)
Income
  Dividend                                                       $     171,063
  Interest                                                               6,667
  Securities lending                                                     4,404
-------------------------------------------------------------------------------
  Total income                                                         182,134
-------------------------------------------------------------------------------
Expenses
  Investment management                                                 30,885
  Shareholder servicing
    International Stock shares                                           7,990
    International Stock Advisor Class shares                                 1
  Custody and accounting                                                 1,475
  Prospectus and shareholder reports
    International Stock shares                                             390
    International Stock Advisor Class shares                                --
  Registration                                                              55
  Legal and audit                                                           25
  Directors                                                                  7
  Distribution-International Stock Advisor Class shares                      5
  Miscellaneous                                                             22
-------------------------------------------------------------------------------
  Total expenses                                                        40,855
  Expenses paid indirectly                                                  (2)
-------------------------------------------------------------------------------
  Net expenses                                                          40,853
-------------------------------------------------------------------------------
Net investment income (loss)                                           141,281
-------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS)
-----------------------------------
Net realized gain (loss)
  Securities                                                          (313,330)
  Foreign currency transactions                                          6,630
-------------------------------------------------------------------------------
  Net realized gain (loss)                                            (306,700)
-------------------------------------------------------------------------------
Change in net unrealized gain or loss
  Securities                                                          (868,213)
  Futures                                                                1,698
  Other assets and liabilities
  denominated in foreign currencies                                      1,710
-------------------------------------------------------------------------------
  Change in net unrealized gain or loss                               (864,805)
-------------------------------------------------------------------------------
Net realized and unrealized gain (loss)                             (1,171,505)
-------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                           $  (1,030,224)

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE INTERNATIONAL STOCK FUND
--------------------------------------                               Unaudited
STATEMENT OF CHANGES IN NET ASSETS
----------------------------------                            In thousands
                                                      6 Months            Year
                                                         Ended           Ended
                                                       4/30/01        10/31/00
 ................................................................................
Increase (Decrease) in Net Assets
Operations
  Net investment income (loss)                      $    141,281  $     65,892
  Net realized gain (loss)                              (306,700)      968,722
  Change in net unrealized gain or loss                 (864,805)     (747,516)
 ................................................................................
  Increase (decrease) in net assets from operations   (1,030,224)      287,098
Distributions to shareholders
  Net investment income
    International Stock shares                           (57,779)      (82,371)
    International Stock Advisor Class shares                 (20)            -
  Net realized gain
    International Stock shares                          (757,241)     (576,571)
    International Stock Advisor Class shares                (218)            -
 ................................................................................
  Decrease in net assets from distributions             (815,258)     (658,942)
Capital share transactions *
  Shares sold
    International Stock shares                         1,890,802     4,436,179
    International Stock Advisor Class shares               9,861         2,672
  Distributions reinvested
    International Stock shares                           777,395       591,749
  Shares redeemed
    International Stock shares                        (2,696,343)   (4,813,545)
    International Stock Advisor Class shares              (2,503)       (1,086)
 ................................................................................
  Increase (decrease) in net assets from
  capital share transactions                             (20,788)      215,969
 ................................................................................
Net Assets
Increase (decrease) during period                     (1,866,270)     (155,875)
Beginning of period                                   10,459,463    10,615,338
 ................................................................................
End of period                                       $  8,593,193  $ 10,459,463
 ................................................................................
*Share information
  Shares sold
    International Stock shares                           134,423       246,549
    International Stock Advisor Class shares                 689           152
  Distributions reinvested
    International Stock shares                            52,992        34,284
  Shares redeemed
    International Stock shares                          (190,244)     (267,043)
    International Stock Advisor Class shares                (176)          (59)
 ................................................................................
  Increase (decrease) in shares outstanding               (2,316)       13,883


The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE INTERNATIONAL STOCK FUND
--------------------------------------
Unaudited                                                        April 30, 2001

NOTES TO FINANCIAL STATEMENTS
-----------------------------
NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
----------------------------------------

     T. Rowe Price International Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940. The International Stock Fund (the fund), a diversified, open-end management investment company, is one of the portfolios established by the corporation. The fund seeks long-term growth of capital through investments primarily in the common stocks of established, non-U.S. companies. The fund has two classes of shares--International Stock, offered since May 9, 1980, and International Stock Advisor Class, first offered on March 31, 2000. International Stock Advisor Class sells its shares only through financial intermediaries, which it compensates for distribution and certain administrative services under a Board-approved Rule 12b-1 plan. Each class has exclusive voting rights on matters related solely to that class, separate voting rights on matters that relate to both classes, and, in all other respects, the same rights and obligations as the other class.

     The accompanying financial statements were prepared in accordance with generally accepted accounting principles, which require the use of estimates made by fund management.

     Valuation Equity securities are valued at the last quoted sales price at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation. Financial futures contracts are valued at closing settlement prices.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Currency Translation Assets and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

     Class Accounting The International Stock Advisor Class pays distribution and administrative expenses, in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% of the class's average net assets. Shareholder servicing, prospectus, and shareholder report expenses are charged directly to the class to which they relate. Expenses common to both classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class. Income distributions are declared and paid by each class on an annual basis. Capital gain distributions are declared and paid by the fund on an annual basis.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with generally accepted accounting principles. Expenses paid indirectly reflect credits earned on daily uninvested cash balances at the custodian and are used to reduce the fund's custody charges. Payments ("variation margin") made or received by the fund to settle the daily fluctuations in the value of futures contracts are recorded as unrealized gains or losses until the contracts are closed. Unrealized gains and losses on futures contracts are included in Other assets and Other liabilities, respectively, and in Change in net unrealized gain or loss in the accompanying financial statements.

NOTE 2 - INVESTMENT TRANSACTIONS
--------------------------------
     Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

     Futures Contracts During the six months ended April 30, 2001, the fund was a party to futures contracts, which provide for the future sale by one party and purchase by another of a specified amount of a specific financial instrument at an agreed upon price, date, time, and place. Risks arise from possible illiquidity of the futures market and from movements in security values and currency values.

     Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102%-105% of the value of the securities on loan. Cash collateral is invested in a money market pooled account by the fund's lending agent. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund the next business day. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. At April 30, 2001, the value of loaned securities was
$2,261,936,000, aggregate collateral consisted of $2,354,853,000 in the securities lending collateral pool.

     Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $842,790,000 and $1,519,074,000, respectively, for the six months ended April 30, 2001.

NOTE 3 - FEDERAL INCOME TAXES
-----------------------------
     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

     At April 30, 2001, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $6,663,144,000. Net unrealized gain aggregated $1,545,571,000 at period-end, of which $2,323,015,000 related to appreciated investments and $777,444,000 to depreciated investments.

NOTE 4 - RELATED PARTY TRANSACTIONS
-----------------------------------
     The fund is managed by T. Rowe Price International, Inc. (the manager), a wholly owned subsidiary of T. Rowe Price Associates, Inc. (Price Associates), which is wholly owned by T. Rowe Price Group. The investment management agreement between the fund and the manager provides for an annual investment management fee, of which $4,558,000 was payable at April 30, 2001. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.35% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by Price Associates (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. At April 30, 2001, and for the six months then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     The manager has agreed to bear any expenses through December 31, 2001, which would cause International Stock Advisor Class's ratio of expenses to average net assets to exceed 1.15%. Thereafter, through December 31, 2003, International Stock Advisor Class is required to reimburse the manager for these expenses, provided that its average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing its ratio of expenses to average net assets to exceed 1.15%.

     In addition, the fund has entered into agreements with Price Associates and two wholly owned subsidiaries of Price Associates, pursuant to which the fund receives certain other services. Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $5,502,000 for the six months ended April 30, 2001, of which $868,000 was payable at period-end.

     Additionally, the fund is one of several mutual funds sponsored by Price Associates (underlying funds) in which the T. Rowe Price Spectrum Funds (Spectrum) may invest. Spectrum does not invest in the underlying funds for the purpose of exercising management or control. Expenses associated with the operation of Spectrum are borne by each underlying fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by Spectrum, pursuant to special servicing agreements between and among Spectrum, the underlying funds, Price Associates, and, in the case of T. Rowe Price Spectrum International, T. Rowe Price International. Spectrum International Fund and Spectrum Growth Fund held approximately 7.8% of the outstanding shares of the International Stock Fund at April 30, 2001. For the six months then ended, the fund was allocated $943,000 of Spectrum expenses, $118,000 of which was payable at period-end.

     The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates. The Reserve Funds are offered as cash management options only to mutual funds and other accounts sponsored by Price Associates, and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the six months ended April 30, 2001, totaled $2,239,000 and are reflected as inter- est income in the accompanying Statement of Operations.

T. ROWE PRICE SHAREHOLDER SERVICES
----------------------------------
INVESTMENT SERVICES AND INFORMATION
-----------------------------------

 KNOWLEDGEABLE SERVICE REPRESENTATIVES
 By Phone 1-800-225-5132  Available Monday through Friday from
 7 a.m. to midnight ET and weekends from 8:30 a.m. to 5 p.m. ET.
 In Person  Available in T. Rowe Price Investor Centers.

 ACCOUNT SERVICES
 Checking  Available on most fixed-income funds ($500 minimum).
 Automatic Investing  From your bank account or paycheck.
 Automatic Withdrawal  Scheduled, automatic redemptions.
 Distribution Options Reinvest all, some, or none of your distributions. Automated 24-Hour Services Including Tele*Access(Registration Mark) and the T. Rowe Price Web site on the Internet. Address: www.troweprice.com

 BROKERAGE SERVICES*
 Individual Investments Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.**

 INVESTMENT INFORMATION
 Combined Statement Overview of all your accounts with T. Rowe Price. Shareholder Reports Fund managers' reviews of their strategies and results.
 T. Rowe Price Report Quarterly investment newsletter discussing markets and financial strategies.
 Performance Update Quarterly review of all T. Rowe Price fund results. Insights Educational reports on investment strategies and financial markets. Investment Guides Asset Mix Worksheet, College Planning Kit,
 Diversifying Overseas: A Guide to International Investing, Personal
 Strategy Planner, Retirement Readiness Guide, and Retirement Planning Kit.

* T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.

** Based on a January 2001 survey for representative-assisted stock trades. Services vary by firm, and commissions may vary depending on size of order.

T. ROWE PRICE MUTUAL FUNDS
--------------------------------------------------------------------------------
STOCK FUNDS
DOMESTIC
Blue Chip Growth
Capital Appreciation
Capital Opportunity
Developing Technologies
Diversified Small-Cap Growth
Dividend Growth
Equity Income
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock
Health Sciences
Media & Telecommunications
Mid-Cap Growth
Mid-Cap Value
New America Growth
New Era
New Horizons*
Real Estate
Science & Technology
Small-Cap Stock
Small-Cap Value
Spectrum Growth
Tax-Efficient Growth
Tax-Efficient Multi-Cap Growth
Total Equity Market Index
Value

BLENDED ASSET FUNDS
Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced

BOND FUNDS
DOMESTIC TAXABLE
Corporate Income
GNMA
High Yield
New Income
Short-Term Bond
Spectrum Income
Summit GNMA
U.S. Bond Index
U.S. Treasury Intermediate
U.S. Treasury Long-Term

DOMESTIC TAX-FREE
California Tax-Free Bond
Florida Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term
Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Intermediate Bond
Tax-Free Short-Intermediate
Virginia Tax-Free Bond

MONEY MARKET FUNDS+
TAXABLE
Prime Reserve
Summit Cash Reserves
U.S. Treasury Money
Tax-Free
California Tax-Free Money
Maryland Tax-Free Money
New York Tax-Free Money
Summit Municipal
Money Market
Tax-Exempt Money

INTERNATIONAL/GLOBAL FUNDS
STOCK
Emerging Europe & Mediterranean
Emerging Markets Stock
European Stock
Global Stock
Global Technology
International Discovery*
International Equity Index
International Growth & Income
International Stock
Japan
Latin America
New Asia
Spectrum International
Bond
Emerging Markets Bond
International Bond

T. ROWE PRICE NO-LOAD
VARIABLE ANNUITY
Blue Chip Growth Portfolio
Equity Income Portfolio
Equity Index 500 Portfolio
Health Sciences Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
Mid-Cap Growth Portfolio
New America Growth Portfolio
Personal Strategy Balanced Portfolio
Prime Reserve Portfolio

*    Closed to new investors.
+ Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

     Please call for a prospectus, which contains complete information, including risks, fees, and expenses. Read it carefully before investing. The T. Rowe Price No-Load Variable Annuity [#V6021] is issued by Security Benefit Life Insurance Company. In New York, it [#FSB201(11-96)] is issued by First Security Benefit Life Insurance Company of New York, White Plains, NY. T. Rowe Price refers to the underlying portfolios' investment managers and the distributors,
T. Rowe Price Investment Services, Inc.; T. Rowe Price Insurance Agency, Inc.; and T. Rowe Price Insurance Agency of Texas, Inc. The Security Benefit Group of Companies and the T. Rowe Price companies are not affiliated. The variable annuity may not be available in all states. The contract has limitations. Call a representative for costs and complete details of the coverage.

T. ROWE PRICE ADVISORY SERVICES AND RETIREMENT RESOURCES
--------------------------------------------------------
        ADVISORY SERVICES, RETIREMENT RESOURCES
        ---------------------------------------

     T. Rowe Price has developed unique advisory services and retirement resources that can help you meet the most difficult personal financial challenges. Our broad array of retirement plans is suitable for individuals, the self-employed, small businesses, corporations, and nonprofit organizations. We also provide recordkeeping, communications, and investment management services, and our educational materials and self-help planning guides are recognized as among the industry's best. For information or to request literature, call us at 1-800-638-5660, or visit our Web site at www.troweprice.com.

         ADVISORY SERVICES*
         ------------------
     T. Rowe Price (Registration Mark) Retirement Income Manager helps retirees or those within two years of retirement determine how much income they can take in retirement. The program uses extensive statistical analysis and the input of financial planning professionals to suggest an income plan that best meets your objectives.

     Investment CheckupSM offers a second opinion on your portfolio. We analyze your investments using proprietary software and provide asset allocation suggestions based on your personal profile.

     T. Rowe Price Rollover Investment Service offers asset allocation advice to those planning a major change in their qualified retirement plans, such as a 401(k) rollover from a previous employer or an IRA transfer.

RETIREMENT INFORMATION
----------------------
PLANNING AND INFORMATIONAL GUIDES
---------------------------------
Minimum Required Distributions Guide
Retirement Planning Kit
Retirement Readiness Guide
Tax Considerations for Investors

INSIGHTS REPORTS
----------------
The Challenge of Preparing for Retirement
Financial Planning After Retirement
The Roth IRA: A Review

* The services described below are provided by T. Rowe Price Advisory Services, Inc., a federally registered investment adviser. The services involve costs.

For fund and account information
or to conduct transactions,
24 hours, 7 days a week
By touch-tone telephone
Tele*Access  1-800-638-2587
By Account Access on the Internet
www.troweprice.com/access

For assistance with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132

To open a brokerage account
or obtain information, call:
1-800-638-5660

For the hearing impaired, call:
1-800-367-0763

Internet address:
www.troweprice.com

Plan Account Lines for retirement
plan participants:
The appropriate 800 number appears
on your retirement account statement.

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus appropriate to the fund or funds covered in this report.

Investor Centers:
For directions, call 1-800-225-5132
or visit our Web site at
www.troweprice.com/investorcenters

Baltimore Area
Downtown
105 East Lombard Street
Owings Mills
Three Financial Center
4515 Painters Mill Road

Boston Area
386 Washington Street
Wellesley
Chicago Area
1900 Spring Road, Suite 104
Oak Brook
Opening June 2001

Colorado Springs
2260 Briargate Parkway

Los Angeles Area
Warner Center
21800 Oxnard Street, Suite 270
Woodland Hills

New Jersey/New York Area
51 JFK Parkway, 1st Floor
Short Hills, New Jersey

San Francisco Area
1990 North California Boulevard, Suite 100
Walnut Creek

Tampa
4200 West Cypress Street
10th Floor

Washington, D.C. Area
Downtown
900 17th Street N.W.
Farragut Square
Tysons Corner
1600 Tysons Boulevard
Suite 150
Opening July 2001

T. Rowe Price Investment Services, Inc., Distributor.        F37-051  4/30/01